Exhibit 10.40a
AMENDMENT TO
6% PROMISSORY NOTE

AMENDMENT TO 6% PROMISSORY NOTE, is dated as of November 4, 2008; made by and between Delta Mutual, Inc., a Delaware corporation, with its principal offices located at 111 North Branch Street, Sellersville, PA 18960 (the “Company”) and Security Systems International, Inc., a Delaware corporation, (the “Lender”) with a mailing address of 9034 East Caribbean Lane, Scottsdale, AZ 85260. Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to such term in the Original Note.

WHEREAS, the Company and the Lender are parties to that certain 6% Promissory Note, dated May 14, 2008 (the “Original Note”), pursuant to which the Company has borrowed the amount of $16,900 from the Lender;

WHEREAS, the Original Note provides that the Maturity Date shall be November 14, 2008; and

WHEREAS, the Company and the Lender have agreed to extend the Maturity Date and to amend Section 1.4 of the Original Note; and

WHEREAS, in accordance with the terms and conditions of the Original Note, the Company and the Lender hereby approve the amendment of the Original Note as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, the parties agree as follows:

1. By their respective execution of this AMENDMENT, the Company and the Lender agree that Section 1.4 of the Original Note is hereby amended to read in its entirety as follows: “Maturity Date” shall mean December 15, 2008; and

2. Except as expressly provided herein, the Original Note shall continue in full force and effect.

3. This AMENDMENT may be executed by facsimile and in counterparts, which, taken together, shall be deemed an original and shall constitute a single AMENDMENT.

4. IN WITNESS WHEREOF, the Company and the Lender have caused this AMENDMENT to be executed as of the date first written above.

DELTA MUTUAL, INC.		SECURITY SYSTEMS INTERNATIONAL, INC.
(COMPANY)		(LENDER)

By:	/s/ Martin G. Chilek	By:	/s/ Malcolm W. Sherman
	Martin G. Chilek		Malcolm W. Sherman
	Sr. Vice President		President